Exhibit 32.2

JDS UNIPHASE CORPORATION

CERTIFICATION PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of JDS Uniphase Corporation (the “Company”) on Form 10-Q for the quarter ended September 28, 2013 as filed with the Securities and Exchange Commission (the “Report”), I, Rex S. Jackson, Executive Vice President and Chief Financial Officer of the Company, hereby certify as of the date hereof, solely for purposes of Title 18, Chapter 63, Section 1350 of the United States Code, that to the best of my knowledge:

1.                                      The Report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934; and

2.                                      The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company at the dates and for the periods indicated.

This Certification has not been, and shall not be deemed, “filed” with the Securities and Exchange Commission.

Dated: November 6, 2013

/s/ REX S. JACKSON
Rex S. Jackson
Executive Vice President and Chief Financial Officer
(Principal Financial and Accounting Officer)